UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016

DANIELS CORPORATE ADVISORY COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-169128	04-3667624
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

Parker Towers, 104-60 Queens Boulevard 12th Floor Forest Hills, New York	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 242-3148

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.03 Material Modification to Rights of Security Holders

On January 14, 2016, the Board of Directors of Daniels Corporate Advisory Company, Inc. (the “Company”) approved the amendment and restatement of the Company’s Articles of Incorporation attached hereto as Exhibit 3(i) (the “Restatement”). The purpose of the Restatement was to:

(i)	Increase the authorized common stock to five billion;

(ii)	Increase the authorized preferred stock to fifty million;

(iii)	Increasing the par value per share of our common stock to $0.001 per share; and

(iv)	Provide that the Board of Directors may issue up to 50,000,000 shares of “blank check” Preferred Stock and fix the rights, preferences, privileges, qualifications, limitations, and restrictions of any Preferred Stock issued by the Company, including the number of shares constituting any series or the designation of such series. The existence of unissued Preferred Stock may enable the Board of Directors, without further action by the stockholders, to issue such stock to persons friendly to current management or to issue such stock with terms that could render more difficult or discourage an attempt to obtain control of the Company, thereby protecting the continuity of the Company’s management.

Also on January 14, 2016, the Board approved the Certificate of Designation to the Articles of Incorporation in respect of Series B Preferred Stock (“The Preferred Class”).  The rights, preferences, privileges, restrictions and characteristics of the Preferred Class is detailed the Certificate of Designation to the Articles of Incorporation filed hereto as exhibit 3(iii) to this filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As noted in Item 3.03 above, on January 14, 2016, the Board of Directors approved Restatement as more particularly described in Item 3.03 above.

As noted in Item 3.03, on January 14, 2016, the Board of Directors of the Company approved the creation of the Preferred Classes. The rights, preferences, privileges, restrictions and characteristics of the Preferred Classes are detailed in the Certificates of Designation to the Articles of Incorporation filed hereto as exhibits to this filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 14, 2016, the Board of Directors and holders of a majority of the voting rights of the Company’s capital stock approved the Restatement as more particularly described in Item 3.03 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3(i)	Amended Articles of Incorporation of Daniels Corporate Advisory Company, Inc.

3(iii)	Series B Certificate of Designation to the Articles of Incorporation of Daniels Corporate Advisory Company, Inc.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

3(i)	Amended and Restated Articles of Incorporation of Daniels Corporate Advisory Company, Inc.

3(iii)	Certificate of Designation for Series B Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANIELS CORPORATE ADVISORY COMPANY, INC.

Date: March 2, 2016	By:	/s/ Arthur Viola
Arthur Viola, Chief Executive Officer